UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                November 7, 2003

                      Mid Atlantic Medical Services, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                      1-13340                52-1481661
----------------------------   -----------------------   ----------------------
(State or other jurisdiction   (Commission file number)     (IRS Employer
     of incorporation)                                   Identification Number)


                       4 Taft Court, Rockville, MD 20850
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


                                 (301) 294-1540
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number       Description of Exhibit
--------------       ----------------------------------------------------------
99.4                 Press Release of Mid Atlantic Medical Services, Inc. dated
                     November 5, 2003 announcing the registrant's third quarter
                     2003 results.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2003, Mid Atlantic Medical Services, Inc. ("MAMSI") issued a press release announcing results for the quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.4 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

Pursuant to the requirments of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mid Atlantic Medical Services, Inc.



Date:  November 7, 2003                By:  /s/  Robert E. Foss
                                            ------------------------
                                            Robert E. Foss
                                            Senior Executive Vice President
                                            and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit Number       Description of Exhibit
--------------       ----------------------------------------------------------
99.4                 Press Release of Mid Atlantic Medical Services, Inc. dated
                     November 5, 2003 announcing the registrant's third quarter
                     2003 results.